October 29, 2009

DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC. Supplement to Prospectus dated October 1, 2009

     The following information supersedes any contrary information contained in the third paragraph of the section of the fund’s Prospectus entitled “Management:”

     The fund’s primary portfolio manager is Steven Harvey, a position he has held since October 2009. Mr. Harvey is a senior portfolio manager for tax sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus. Mr. Harvey manages tax-sensitive portfolios for institutional, insurance, mutual fund, and high-net-worth clients. Mr. Harvey has been employed by Standish since 2000 and by Dreyfus since April 2009.

0947S1009